Prospectus Supplement

June 14, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated June 14, 2019 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 28, 2019

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

Strategic Income Portfolio

Effective July 1, 2019, the section of the Prospectus entitled "Shareholder Information—Dividends and Distributions" is hereby deleted and replaced with the following:

Each Fund's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend and to distribute net realized capital gains, if any, at least annually. The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Please retain this supplement for future reference.

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